AARP Investment Program
from SCUDDER

AARP Bond Fund for Income

AARP International Growth and
Income Fund

AARP Small Company Stock Fund

AARP U.S. Stock Index Fund

Supplement to Prospectus
dated February 1, 1998

Until January 31, 1999, the Fund Manager, Scudder Kemper Investments, Inc., has agreed to continue to waive a portion of its management fee so that the total annualized expenses for the following Funds do not exceed the indicated percentage of average daily net assets:

                                      Expense
Fund                                Limitation
----                                ----------
AARP Bond Fund for Income              0.25%
AARP International Growth
and Income Fund                        1.75%
AARP Small Company
Stock Fund                             1.75%
AARP U.S. Stock Index Fund             0.50%


July 31, 1998